AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART
                           AS OF : DECEMBER 31, 2010



                                                                                                   Parent's
                                                                                  State of        Percent of
                                                                                  Incorp. or      Ownership
                                                                                  Domicile        or Control
                                                                                  -----------     -----------
AXA Financial, Inc.                                                               DE
  MONY Agricultural Investment Advisers, Inc.                                     DE               100.00%
  MONY Capital Management, Inc.                                                   DE               100.00%
  MONY Asset Management, Inc.                                                     DE               100.00%
  787 Holdings, LLC                                                               DE               100.00%
  AXA Equitable Financial Services, LLC                                           DE               100.00%
     AXA Financial (Bermuda) Ltd.                                                 Bermuda          100.00%
     AXA Distribution Holding Corporation                                         DE               100.00%
        AXA Advisors, LLC                                                         DE               100.00%
        AXA Network, LLC                                                          DE               100.00%
           AXA Network of Alabama, LLC                                            AL               100.00%
           AXA Network of Connecticut, Maine and New York, LLC                    DE               100.00%
           AXA Network Insurance Agency of Massachusetts, LLC                     MA               100.00%
           AXA Network of Nevada, Inc.                                            NV               100.00%
           AXA Network of Puerto Rico, Inc.                                       P.R.             100.00%
           AXA Network Insurance Agency of Texas, Inc.                            TX               100.00%
        PlanConnect, LLC                                                          DE               100.00%
     AXA Equitable Life Insurance Company                                         NY               100.00%
        Equitable Deal Flow Fund, L.P.                                            DE                 -
           Equitable Managed Assets, L.P.                                         DE                 -
        Real Estate Partnership Equities (various)                                **                 -
        Equitable Holdings, LLC                                                   NY               100.00%
           See Attached Listing A
        ACMC, LLC                                                                 DE               100.00%
        EVSA, Inc.                                                                DE               100.00%
     AXA Equitable Life and Annuity Company                                       NY               100.00%
     MONY Life Insurance Company                                                  NY               100.00%
           See Attached Listing C

              AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART
                      LISTING A - Equitable Holdings, LLC


                                                                                                   Parent's
                                                                                  State of        Percent of
                                                                                  Incorp. or      Ownership
                                                                                  Domicile        or Control
                                                                                  -----------     -----------

AXA Financial, Inc.
  AXA Equitable Financial Services, LLC
     AXA Equitable Life Insurance Company
       Equitable Holdings, LLC
         ELAS Securities Acquisition Corporation                                  DE              100.00%
         Equitable Casualty Insurance Company                                     VT              100.00%
         ECMC, LLC                                                                DE              100.00%
           Equitable Capital Private Income & Equity
            Partnership II, L.P.                                                  DE                 -
         AllianceBernstein Corporation                                            DE              100.00%
           See Attached Listing B
         AXA Distributors, LLC                                                    DE              100.00%
           AXA  Distributors Insurance Agency of Alabama, LLC                     DE              100.00%
           AXA Distributors Insurance Agency, LLC                                 DE              100.00%
           AXA Distributors Insurance Agency of Massachusetts, LLC                MA              100.00%
           AXA Distributors Insurance Agency of Texas, Inc.                       TX              100.00%
         J.M.R. Realty Services, Inc.                                             DE              100.00%
         Equitable Structured Settlement Corp.                                    DE              100.00%

              AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART
                   LISTING B - AllianceBernstein Corporation



                                                                                                 Parent's
                                                                              State of          Percent of
                                                                              Incorp. or        Ownership
                                                                              Domicile          or Control
                                                                              -----------       -----------

AXA Financial, Inc.
  AXA Equitable Financial Services, LLC
    AXA Equitable Life Insurance Company*
      Equitable Holdings, LLC
         AllianceBernstein Corporation                                            DE
           AllianceBernstein Holding L.P.                                         DE
           AllianceBernstein L.P.                                                 DE
              AllianceBernstein Trust Company, LLC                                NH              100.00%
              Cursitor Alliance LLC                                               DE              100.00%
              Alliance Capital Management LLC                                     DE              100.00%
                 AllianceBernstein Real Estate Investments LLC                    DE              100.00%
                 Sanford C. Bernstein & Co., LLC                                  DE              100.00%
              AllianceBernstein International, LLC                                DE              100.00%
                 Sanford C. Bernstein (Schwiez) GmbH                           Switzerland        100.00%
                 AllianceBernstein Holdings Limited                               U.K.            100.00%
                 AllianceBernstein Corporation of Delaware                        DE              100.00%
                     AllianceBernstein (Argentina) S.R.L.                      Argentina           99.00%
                     AllianceBernstein Japan Inc.                                 DE              100.00%
                        AllianceBernstein Japan Ltd.                            Japan             100.00%
                     AllianceBernstein Invest. Manage. Australia Limited       Australia          100.00%
                     AllianceBernstein Global Derivatives Corp.                   DE              100.00%
                     AllianceBernstein Investimentos (Brazil) Ltda.             Brazil            100.00%
                     AllianceBernstein Preferred Limited                          U.K.            100.00%
                        AllianceBernstein Limited                                 U.K.            100.00%
                           ACM Bernstein GmbH                                  Germany            100.00%
                           AllianceBernstein Services Limited                     U.K.            100.00%
                     AllianceBernstein (Luxembourg) S.A.                          Lux.             99.98%
                        AllianceBernstein (France) SAS                          France            100.00%
                     AllianceBernstein (Mexico) S. de R.L. de C.V.              Mexico            100.00%
                     AllianceBernstein Australia Limited                       Australia           50.00%
                     AllianceBernstein Canada, Inc.                             Canada            100.00%
                     AllianceBernstein Inv. Res. (Proprietary) Limited         So Africa           80.00%
                     AllianceBernstein (Singapore) Ltd.                        Singapore          100.00%
                     Alliance Capital (Mauritius) Private Ltd.                 Mauritius          100.00%
                        AllianceBernstein Invest. Res. & Man. (India) Pvt.       India            100.00%
                     AllianceBernstein Oceanic Corporation                        DE              100.00%
                     Alliance Capital Real Estate, Inc.                           DE              100.00%
                     Alliance Corporate Finance Group Incorporated.               DE              100.00%
                     AllianceBernstein Asset Management (Korea) Ltd.             Korea            100.00%
                     AllianceBernstein Investments, Inc.                          DE              100.00%
                     AllianceBernstein Investor Services, Inc.                    DE              100.00%
                     AllianceBernstein Hong Kong Limited                       Hong Kong          100.00%
                        AllianceBernstein Taiwan Ltd.                           Taiwan             99.00%
                     Sanford C. Bernstein Limited                                 U.K.            100.00%
                        SCB (CREST Nominees) Ltd.                                 U.K.            100.00%
                     Sanford C. Bernstein Proprietary Limited                  Australia          100.00%


* The remaining portion is owned by an affiliate.

              AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART
                                LISTING C - MONY



                                                                                                 Parent's
                                                                              State of          Percent of
                                                                              Incorp. or        Ownership
                                                                              Domicile          or Control
                                                                              -----------       -----------

AXA Financial, Inc.
  MONY Agricultural Investment Advisers, Inc.                                     DE            100.00%
  MONY Capital Management, Inc.                                                   DE            100.00%
  MONY Asset Management, Inc.                                                     DE            100.00%
  AXA Equitable Financial Services, LLC
    AXA Equitable Life Insurance Company
    MONY Life Insurance Company                                                   NY            100.00%
      MONY International Holdings, LLC                                            DE            100.00%
        MONY International Life Insurance Co. Seguros de Vida S.A.             Argentina        100.00%
        MONY Financial Resources of the Americas Limited                        Jamaica          99.00%
        MBT, Ltd.                                                             Cayman Islands    100.00%
          MONY Consultoria e Corretagem de Seguros Ltda.                         Brazil          99.00%
          MONY Life Insurance Company of the Americas, Ltd.                   Cayman Islands    100.00%
      MONY Life Insurance Company of America                                      AZ            100.00%
      U.S. Financial Life Insurance Company                                       OH            100.00%
      MONY Financial Services, Inc.                                               DE            100.00%
        Financial Marketing Agency, Inc.                                          OH             99.00%
        MONY Brokerage, Inc.                                                      DE            100.00%
          MBI Insurance Agency of Ohio, Inc.                                      OH            100.00%
          MBI Insurance Agency of Alabama, Inc.                                   AL            100.00%
          MBI Insurance Agency of Texas, Inc.                                     TX            100.00%
          MBI Insurance Agency of Massachusetts, Inc.                             MA            100.00%
          MBI Insurance Agency of Washington, Inc.                                WA            100.00%
          MBI Insurance Agency of New Mexico, Inc.                                NM            100.00%
        1740 Ventures, Inc.                                                       NY            100.00%
        Enterprise Capital Management, Inc.                                       GA            100.00%
          Enterprise Fund Distributors, Inc.                                      DE            100.00%
        MONY Assets Corp.                                                         NY            100.00%
          MONY Benefits Management Corp.                                          DE            100.00%
        1740 Advisers, Inc.                                                       NY            100.00%
        MONY Securities Corporation                                               NY            100.00%
          Trusted Insurance Advisers General Agency Corp.                         MN            100.00%
          Trusted Investment Advisers Corp.                                       MN            100.00%


* The remaining portion is owned by an affiliate.